UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2010

WEBMEDIABRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26393	06-1542480
(Commission File Number)	(IRS Employer ID Number)

50 Washington Street, Suite 912, Norwalk, CT 06854
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (203) 662-2800

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 1, 2010, WebMediaBrands Inc. (the “Company”) and its wholly-owned subsidiary, Mediabistro.com Inc. (“Mediabistro”), entered into a Note Modification Agreement effective as of September 1, 2010, with Alan M. Meckler, the Company’s chairman of the board of directors and chief executive officer.  The Note Modification Agreement amends the promissory note the Company and Mediabistro issued to Mr. Meckler representing a loan for $7,197,143, which is described in more detail in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on June 4, 2009.

Under the Note Modification Agreement the parties reduced the interest rate of the note to 3.40% from 4.70%.  Interest only will continue to be payable monthly in arrears through June 2014.  The Note Modification Agreement reduces the monthly principal and interest payments that commence July 1, 2014 to $42,941 from $55,796.  The Company paid Mr. Meckler a modification fee of $8,986, which is the Company's proportional share of the $12,000 fee Mr. Meckler paid Bank of America, N.A. to modify the residential mortgage loan described below.  All other terms of the promissory note remain unchanged.

The Note Modification Agreement mirrors amendments effective as of September 1, 2010, to the residential mortgage loan that Bank of America granted to Mr. Meckler and Ellen L. Meckler in May 2009.  Mr. Meckler used a portion of the proceeds of the residential mortgage loan to fund the loan to the Company.  Payment terms of the Note Modification Agreement reflect pass through of the terms of the residential mortgage loan, as amended, including the Company’s proportional share of the monthly principal and interest payments and the modification fee.

The Note Modification Agreement was approved by all of the independent members of the Company’s Board of Directors, none of whom has a direct or indirect interest in the promissory note, the residential mortgage loan, or the Note Modification Agreement.

The description of the transactions described in this Item 1.01 does not purport to be complete and is qualified in its entirety by the terms of the Note Modification Agreement, which is attached hereto as Exhibit 10.53.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 above is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.53	Note Modification Agreement effective as of September 1, 2010, by and among WebMediaBrands Inc., Mediabistro.com Inc. and Alan M. Meckler.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMEDIABRANDS, INC.

Date: September 1, 2010
/s/ Donald J. O’Neill
Donald J. O’Neill
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.53	Note Modification Agreement effective as of September 1, 2010, by and among WebMediaBrands Inc., Mediabistro.com Inc. and Alan M. Meckler.